Exhibit 10.2

WAUSAU PAPER CORP.

2008 SUPPLEMENTAL RETIREMENT PLAN

WAUSAU PAPER CORP.

2008 SUPPLEMENTAL RETIREMENT PLAN

Page

ARTICLE 1 – PURPOSE AND ADMINISTRATION OF THE PLAN

2

Section 1.1

Purpose

2

Section 1.2

Effective Date

2

ARTICLE 2 – DEFINITIONS

3

Section 2.1

Definitions

3

Section 2.2

Definitions Incorporated by Reference

4

ARTICLE 3 – PARTICIPATION

6

Section 3.1

Participation

6

Section 3.2

Service

6

Section 3.3

Termination of Participation

6

ARTICLE 4 – BENEFITS

7

Section 4.1

Normal Retirement Benefits

7

Section 4.2

Early Retirement Benefits of Participants

7

Section 4.3

Surviving Spouse Benefits

7

Section 4.4

Form and Commencement of Payments

8

Section 4.5

Change of Control

8

Section 4.6

Forfeiture of Benefits

11

Section 4.7

Inalienability of Benefits

12

Section 4.8

Facility of Payments

12

Section 4.9

Section 409A Compliance

12

Section 4.10

Claims Procedure

12

ARTICLE 5 – PARTICIPANT ELECTIONS

13

Section 5.1

Initial Election Upon Commencement of Participation

13

Section 5.2

Change in Election

14

Section 5.3

Automatic Forms of Payment

14

ARTICLE 6 – PROVISION FOR BENEFITS

15

Section 6.1

Assets of the Company

15

ARTICLE 7 – AMENDMENT AND TERMINATION OF THE PLAN

16

Section 7.1

Amendment

16

Section 7.2

Termination

16

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ARTICLE 8 – PLAN ADMINISTRATION

17

Section 8.1

Plan Administrator Duties

17

Section 8.2

Agents

17

Section 8.3

Binding Effect of Decisions

17

ARTICLE 9 – MISCELLANEOUS

18

Section 9.1

Nonguarantee of Employment

18

Section 9.2

Action by the Compensation Committee

18

Section 9.3

Agreement Binding on Successors

18

Section 9.4

Construction

18

Section 9.5

Titles

18

Section 9.6

Governing Law

18

-ii-

WAUSAU PAPER CORP.

2008 SUPPLEMENTAL RETIREMENT PLAN

Wausau Paper Corp., a Wisconsin corporation, hereby adopts the Wausau Paper Corp. 2008 Supplemental Retirement Plan in accordance with the terms and conditions herein contained.

ARTICLE 1 -  PURPOSE AND ADMINISTRATION OF THE PLAN

Section  1.1

Purpose.  The Company maintains the Plan for the purpose of providing deferred compensation (within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974) for a select group of management employees of the Company.  Further, the Plan is maintained solely for the purpose of providing retirement benefits for certain management employees of the Company in excess of the limitations imposed by one or more of Code Sections 401(a)(17), 401(k), 401(m), 402(g), 403(b), 408(k) or 415.

Section  1.2

Effective Date.  The effective date of the Plan shall be June 12, 2008.

ARTICLE 2 -  DEFINITIONS

Section  2.1

Definitions.  The following terms shall have the meanings set forth below:

(a)

“Active Participant” means a Participant who is, as of any date, then employed in the office or position of responsibility held on the effective date of such Participant’s participation pursuant to Section 3.1 or in an office or position which is, in the sole discretion of the Compensation Committee, of equal or greater authority and responsibility.

(b)

“Average Compensation” means (1) the average annual compensation of a Participant divided by (2) 12.  A Participant’s “average annual compensation” shall be equal to 20% of the sum of (A) the Participant’s salary for a calendar year and earned bonus attributable to such calendar year and (B) any compensation deferred under a plan qualified under Section 401(k) of the Code, under a plan which satisfies the requirements of Section 125 of the Code during such calendar year, under the Wausau Paper Corp. 2005 Executive Deferred Compensation Plan, the Wausau Paper Corp. Divisional Officer Deferred Compensation Plan or any similar deferred compensation plan intended to comply with the provisions of Section 409A of the Code, for the 5 calendar years of the Participant’s most recent 10 years of Continuous Service as an Active Participant in which the largest aggregate amount of such compensation was earned and/or deferred for him for service as an Active Participant for all or any portion of each of such calendar years; provided, however, that if a Participant did not perform services for 5 calendar years as an Active Participant, such participant’s “average annual compensation” shall be equal to the dividend of  (x) the earned and/or deferred compensation of the Participant specified in (A) and (B) for each complete calendar year in which the Participant was an Active Participant divided by (y) the number of complete calendar years in which such participant was an Active Participant.

(c)

“Board” means the Board of Directors of the Company.

(d)

“Company” means Wausau Paper Corp., a Wisconsin corporation.

(e)

“Compensation Committee” means the Compensation Committee of the Board or any successor committee appointed by the Board to assume the responsibilities and duties of the Board with respect to the compensation of executive officers of the Company.

(f)

“Controlled Group” means the Company and each other member of the controlled group of corporations or other entities under common control to which the

Company belongs for purposes of determining whether a separation from service has occurred pursuant to Code Section 409A and the regulations promulgated thereunder.

(g)

“Distribution Election Form” means the form established from time to time by the Company that the Participant completes, signs, and returns to the Company to designate the form of distribution of the Participant’s benefit hereunder.

(h)

“Early Retirement Age” means the date, if any, on which a Participant has attained the age and years of Continuous Service as an Active Participant specified as the “Early Retirement Age” in such Participant’s Participation Certificate.

(i)

“Normal Retirement Age” means the date on which (1) a Participant has attained the age and years of Continuous Service as an Active Participant specified as the “Normal Retirement Age” in such Participant’s Participation Certificate or (2) a Participant has attained the age specified as the “Normal Retirement Age” in such Participant’s Participation Certificate and had terminated employment with the Company because of Disability.

(j)

“Participant” means an employee of the Company or a member of the Controlled Group who has been designated by the Compensation Committee to participate in the Plan in accordance with Section 3.1.

(k)

“Participation Certificate” means the certificate which evidences a Participant’s participation in the Plan and specifies the benefits and conditions to vesting applicable to such participation.

(l)

“Plan” means the Wausau Paper Corp. 2008 Supplemental Retirement Plan as herein set forth.

(m)

“Retirement Plan” shall mean the principal defined benefit retirement plan as now in effect or hereafter amended, or any successor plan which is qualified under Section 401(a) of the Code, and maintained for salaried employees of the Company.

(n)

“Specified Employee” on any particular date means a “key employee” under Code Section 409A and the regulations promulgated thereunder.

(o)

“Termination of Employment” means the termination of a Participant’s employment with the Company and each member of the Controlled Group.

Section  2.2

Definitions Incorporated by Reference.  Each of the following terms shall have the meaning set forth in the Retirement Plan and the definition of each such term by the Retirement Plan is hereby incorporated by this reference to the extent not inconsistent with the provisions of this Plan:

(a)

“Accrued Benefit.”

(b)

“Actuarial Equivalent.”

(c)

“Code.”

(d)

“Continuous Service.”

(e)

“Disability.”

(f)

“Optional Joint and Survivor Annuity.”

(g)

“Retirement Benefit.”

(h)

“Social Security Adjustment Option.”

(i)

“Standard Joint and Survivor Annuity.”

(j)

“Straight-Life Annuity.”

(k)

“Surviving Spouse.”

ARTICLE 3 -  PARTICIPATION

Section  3.1

Participation.  The Compensation Committee may, from time to time and in its sole discretion, designate an executive officer or other management employee of the Company or a member of the Controlled Group as eligible to participate in the Plan effective as of the first day of the month next following the date on which the Committee has approved such employee’s Participation Certificate.  Nothing contained in this Plan shall be construed as guaranteeing any executive officer or other employee the right to participate herein, or as a limitation of the right of the Compensation Committee to select only those individuals it so chooses to participate herein.

Section  3.2

Service.  Service with the Company shall be credited in according with the following:

(a)

All Continuous Service as an Active Participant from and after the effective date of a Participant’s participation (as determined pursuant to Section 3.1)  shall be recognized for purposes of this Plan.

(b)

Continuous Service by an individual for the Company prior to becoming a Participant shall not be recognized for any purpose under this Plan.

(c)

In the event a Participant who was not an Active Participant again becomes an Active Participant, all periods of Continuous Service as an Active Participant shall be aggregated for purposes of this Plan.

Section  3.3

Termination of Participation.  A Participant shall cease participation in the Plan on the later of (a) the date his Termination of Employment occurs or (b) the date the final benefit payment to which the Participant may be entitled pursuant to this Plan is made.

ARTICLE 4 -  BENEFITS

Section  4.1

Normal Retirement Benefits.

(a)

Subject to the limitations elsewhere contained in this Plan, a Participant who incurs a Termination of Employment on or after attaining his Normal Retirement Age shall be entitled to a normal retirement benefit payable under this Plan in the form of a single life annuity equal to the excess of:

(1)

An amount equal to that percentage of the Participant’s Average Compensation specified in the Participant’s Participation Certificate, over

(2)

The monthly amount of the Participant’s Accrued Benefit under the Retirement Plan which would then be payable in the form of a Straight-Life Annuity.

Section  4.2

Early Retirement Benefits of Participants.  Subject to the limitations elsewhere contained in this Plan, a Participant who incurs a Termination of Employment on or after attaining his Early Retirement Age, but prior to attaining his Normal Retirement Age, shall be entitled to an early retirement benefit in the form of a single life annuity equal to the amount to which he would have been entitled to under Section 4.1 if he had then attained his Normal Retirement Age; provided, however, that such benefit shall be reduced by .4166% for each full calendar month, from and including the month in which the Participant’s birthday on the date he attains the age specified as the “Early Retirement Age” in such Participant’s Participation Certificate occurs to the month in which the Participant’s birthday on the date he attains the age specified as the “Normal Retirement Age” in such Participant’s Participation Certificate occurs, by which the calendar month in which payment of the early retirement benefit provided for in this Section 4.2 precedes the date on which such Participant would have attained his Normal Retirement Age as specified in such Participant’s Participation Certificate.

Section  4.3

Surviving Spouse Benefits.  Subject to the limitations elsewhere contained in this Plan, the Surviving Spouse of a Participant who dies prior to commencement of any other benefit hereunder, including the Surviving Spouse of a former Participant who terminated employment because of Disability, shall be eligible for a Surviving Spouse benefit commencing as of the last to occur of (a) the first day of the first month following the month in which the Participant’s death occurs or (b) the date on which the Participant would have been eligible to receive payment of a benefit under Section 4.2, or in the case of a Participant who incurred a Termination of Employment prior to having attained age 55 because of Disability, commencing as of the date on which the former Participant would have attained age 55.  Such Surviving Spouse benefit shall be equal to 50% of the monthly benefit which would have been payable to the deceased Participant under this Plan if he had retired the day before his death and payment of his benefit had commenced on such date assuming, in the case of a former Participant who incurred a Termination of Employment because of a Disability, that the benefit payable to such former Participant at Normal Retirement Age under Section 4.1, as applicable, would have been payable in reduced form at age 55 pursuant to Section 4.2, and, assuming further, that in the case of a Participant or former Participant who died prior to attaining the minimum age and years of service specified in such Participant’s Participation Certificate, that a benefit would have been payable to such deceased Participant or former Participant as of the later of the dates described in (a) and (b), above; provided, however, that the benefit payable to the Surviving Spouse of a Participant or former Participant who died prior to the completion of five years of Continuous Service shall be reduced by 20% for each year of Continuous Service less than five accrued by such deceased Participant or former Participant.

Section  4.4

Form and Commencement of Payments.

(a)

A Participant may elect the form of payment of his benefit pursuant to Section 4.1 or 4.2 on a written Distribution Election Form filed with the Company in accordance with Article 5.

(b)

Benefit payments to the Participant (and, if applicable, his Surviving Spouse) under Section 4.1, 4.2, or 4.3 shall commence on the first date next following his Termination of Employment or, if applicable, the date specified in Section 4.3 as the date on which the Participant’s Surviving Spouse became eligible for a Surviving Spouse benefit (“Initial Payment Date”) which is both (1) the first day of a month, and (2) if the Participant was a Specified Employee on the date of his Termination of Employment, not less than six months subsequent to the date of his Termination of Employment.

Section  4.5

Change of Control.

(a)

In the event a Change of Control of the Company occurs, the Company shall pay to each Participant a lump sum amount equal to the present value of the Participant’s accrued normal retirement benefit, as determined under Section 4.1, as of the first day following such Change of Control of the Company and following the Participant’s Termination of Employment which is both (1) the first day of a month, and (2) if the Participant was a Specified Employee on the date of his Termination of Employment, not less than six months subsequent to the date of the Participant’s Termination of Employment, whether or not such Change of Control of the Company occurred prior to the date of the Participant’s Termination of Employment; provided, however, that no payment to any person who is then receiving a benefit shall be made pursuant to this Section 4.5 unless a “change of control” within the meaning of Code Section 409A shall have occurred.  Upon payment of the lump sum amount provided for in this Section 4.5(a), the Company shall have no further obligation to pay any benefits under this Plan.  Notwithstanding the foregoing, if a Participant has less than five years of Continuous Service as of the date of the Change of Control, the amount paid to such Participant under this Section 4.5(a) shall equal (1) the amount described in the first sentence of this Section 4.5(a) times (2) a fraction, the numerator of which is the number of years and fractions thereof of the Participant’s Continuous Service as of the date of the Change of Control and the denominator of which is five.

(b)

In the event a Change of Control of the Company occurs after the Participant’s death and whether or not a benefit shall have then become payable to the Participant’s Surviving Spouse, the Company shall pay to such Participant’s Surviving Spouse, if then living, the present value of the unpaid Surviving Spouse benefit.  Upon payment of the lump sum amount provided for in this Section 4.5(b), the Company shall have no further obligation to pay any benefits under this Plan.  Notwithstanding the foregoing, if a Participant had less than five years of Continuous Service as of the date of his or her death before the Change of Control, the amount paid to such Participant’s Surviving Spouse under this Section 4.5(b) shall equal (1) the amount described in the first sentence of this Section 4.5(b) times (2) a fraction, the numerator of which is the number of years and fractions thereof of the Participant’s Continuous Service as of the date of death and the denominator of which is five.

(c)

For purposes of this Plan, a “Change of Control of the Company” shall mean:

(1)

The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following:  (i) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (3) of this Section 4.5(c), or (v) any increase in the proportionate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company; provided, however, that this clause (v) shall not apply to any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities not described in clauses (i), (ii), (iii), or (iv) of this paragraph (1) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Company Common

Stock or Outstanding Company Voting Securities by reason of share purchases by the Company; or

(2)

A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

(3)

Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a ”Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and

(C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(4)

The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this Section 4.5(c), the terms “Affiliate” and “Associate” shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

(d)

For purposes of this Plan, the present value of a Participant’s retirement benefit or the Surviving Spouse benefit shall be determined in accordance with the provisions for determining the value of a lump sum distribution of the Participant's Retirement Benefit under the terms of the Retirement Plan.

(e)

Notwithstanding anything in Article 7 to the contrary, in the event of a Change of Control, no amendment to the Plan or to this Section 4.5 shall reduce or eliminate the benefits accrued hereunder (including the form or timing of payments) to all Participants as of the date of the Change of Control.

Section  4.6

Forfeiture of Benefits.

(a)

Despite any other provision of this Plan, a Participant or Surviving Spouse, as applicable, shall not be eligible for any benefit payments under the Plan if:

(1)

the Participant violates any provision of any restrictive covenant or confidentiality agreement entered into in contemplation of, or while employed by, the Company or any member of the Controlled Group; or

(2)

the Participant’s Termination of Employment was by reason of or because of the Participant’s fraud, embezzlement, misappropriation, or similar offense against the Company or any state or federal felony offense.

For purposes of this Plan, a “restrictive covenant” means any agreement intended to limit the ability of the Participant, following his Termination of Employment, to solicit customers of the Company or otherwise perform services for a competitor of the Company or a member of the Controlled Group, or to maintain the ownership of all or any part of, or other investment in, any such competitor.

(b)

Subject to the provisions of Section 7.2, no benefit shall be payable under this Plan to any Participant or Surviving Spouse who, for any reason, is not eligible for and does not receive a benefit under the provisions of the Retirement Plan.

(c)

In the event a Participant is determined to have been not eligible for a benefit under this Plan, the Participant (or Surviving Spouse, if applicable) will forfeit any payment previously made and will be required to tender back to the Company as liquidated damages any payments already made and to pay all costs incurred by the Company, including reasonable attorneys’ fees incurred by Company in recovering such payments.

Section  4.7

Inalienability of Benefits.  A Participant’s right to a benefit under the Plan shall not be subject to voluntary or involuntary sale, pledge, hypothecation, transfer, or assignment by the Participant or by his personal representatives or heirs, or any other person or persons or organization or organizations succeeding to any of the Participant’s rights and benefits hereunder.

Section  4.8

Facility of Payments.  Any benefit payable hereunder to any person who is legally incapacitated may be paid to a court appointed legal representative of such person.

Section  4.9

Section 409A Compliance.  Notwithstanding any other provision of the Plan or any election made or permitted to be made hereunder, no election as to the timing or form, or both, of the distribution of a Participant’s accrued benefit, and no other distribution otherwise provided for by this Plan, shall be effective or made, as the case may be, if such timing or form of distribution would cause the Plan to fail to meet the requirements of Code Section 409A or cause a Participant to be subject to the interest and additional tax imposed pursuant to Code Section 409A(a)(1)(B), and any such election or such other provision shall be modified in the operation of the Plan so that the timing or form of distribution, or both, as the case may be, corresponds as closely as possible to such election or other provision, but will then comply with the requirements of Code Section 409A so as to preclude the application of Code Section 409A(a)(1)(B).

Section  4.10

Claims Procedure.  Each Participant or Surviving Spouse whose claim for benefits is denied, in whole or in part, shall be provided with a notice, written in a manner calculated to be understood by such person, setting forth the specific reasons for such denial and outlining the review procedure of the Company.  Each such Participant or Surviving Spouse shall be given a reasonable opportunity for a full and fair review by the Company of the decision by which the claim was denied.

ARTICLE 5 -  PARTICIPANT ELECTIONS

Section  5.1

Initial Election Upon Commencement of Participation.

(a)

Each Participant, prior to or within 30 days of his becoming a Participant pursuant to Section 3.1, shall complete a Distribution Election Form.  Such Participant may elect payment of his benefit pursuant to Section 4.1, 4.2, or 4.3 in any alternative described in subsections (b) or (c) to this Section 5.1.  A Participant who does not file his Distribution Election Form with the Company prior to the date he becomes a Participant in accordance with Section 3.1 shall have included in the calculation of his Average Compensation for the first year of his participation hereunder only his compensation paid or deferred for services rendered on or after the date his election is filed with the Company.  For purposes of determining that portion of compensation paid or deferred which is included pursuant to the preceding sentence, the Participant’s compensation paid or deferred for the calendar year in which he became a Participant shall be multiplied by a fraction, (1) the numerator of which is the number of days in the calendar year subsequent to the date his Distribution Election Form is filed with the Company and (2) the denominator of which is the number of days in the calendar year in which he was a Participant.

(b)

The Participant may elect payment of his benefit pursuant to Section 4.1, 4.2, or 4.3 in the form of one of the following annuities:

(1)

Straight Life Annuity;

(2)

Standard Joint and Survivor Annuity;

(3)

100%, 66.67%, or 50% Optional Joint and Survivor Annuity;

(4)

Social Security Adjustment Option; or

(5)

10 Year Certain Optional Annuity;

provided, however, that the only annuity payment method for a benefit payable pursuant to Section 4.3 is the Straight Life Annuity.  Payments under any optional form of benefit shall be in an amount which is the Actuarial Equivalent, on the date benefits are to commence, of the single life annuity determined pursuant to Section 4.1, 4.2, or 4.3, as applicable.

(c)

The Participant may elect payment of his benefit pursuant to Section 4.1, 4.2, or 4.3 in the form of a single lump sum.  In the event a Participant elects to receive a lump sum distribution of the value of the benefit otherwise provided for in Section 4.1, 4.2, or 4.3, the value of the lump sum distribution under this Plan shall be determined in accordance with the provisions for determining the value of a lump sum distribution of the Participant's Retirement Benefit under the terms of the Retirement Plan.

Section  5.2

Change in Election.  Subsequent to the Participant having filed his election pursuant to Section 5.1, but prior to Participant’s Termination of Employment, a Participant may elect to modify his Distribution Election Form election by completing a new Distribution Election Form and filing it with the Company.  Any new Distribution Election Form shall be effective only if (a) such election, by its terms, will be effective not less than 12 months after the date on which it is received by the Company, (b) such election is made not less than 12 months prior to the Initial Payment Date otherwise then in effect, (c) such election defers the Initial Payment Date to a date which is not less than five years subsequent to the Initial Payment Date otherwise then in effect, and (d) such election does not result in an acceleration of the distribution of the Participant’s benefit hereunder.

Section  5.3

Automatic Form of Payment.  In the event that a Participant has not made a valid election as to the form of distribution of the Participant’s benefit under either Section 4.1 or 4.2, it shall be payable in the form of a Standard Joint and Survivor Annuity with the Participant’s spouse on the Initial Payment Date as the joint annuitant.  If the Participant is not married on the Initial Payment Date, the automatic form of distribution if the Participant has not filed a valid Distribution Election Form shall be the Straight Life Annuity.  In the event that a Participant has not made a valid election as to the form of distribution of the Participant’s benefit to the Surviving Spouse under Section 4.3, it shall be payable in the form of a Single Life Annuity.

ARTICLE 6 -  PROVISION FOR BENEFITS

Section  6.1

Assets of the Company.  Benefits which become payable under the provisions of the Plan shall be paid directly by the Company out of its assets.  No assets of the Company shall be set aside or segregated for the provision of such benefit payments.  No Participant or Surviving Spouse, nor any other potential or actual recipient of benefits under the provisions of this Plan shall acquire any right, title, or interest in the assets of the Company by reason of the Plan and, to the extent that the Participant, Surviving Spouse or such other recipient shall acquire a right to receive payments from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

ARTICLE 7 -  AMENDMENT AND TERMINATION OF THE PLAN

Section  7.1

Amendment.  The Compensation Committee reserves the right to amend the Plan from time to time and at any time, effective as of any specified current, prior or future date; provided, however, that no such amendment shall modify or reduce a Participant’s accrued benefit under this Plan as of the date such amendment is adopted.

Section  7.2

Termination.  The Compensation Committee reserves the right to terminate the Plan at any time and for any reason; provided, however, that upon termination, each Participant’s accrued benefit shall be fully vested subject only to the provisions of Section 4.6.  A Participant’s accrued benefit shall mean the benefit which would be paid or payable pursuant to this Plan following the Participant’s Termination of Employment if the Retirement Plan had terminated as of the same date on which the termination of the Plan occurs (and provided for payment of Accrued Benefits under the Retirement Plan upon the Participant’s Termination of Employment) multiplied by a fraction, the numerator of which is a Participant’s years of Continuous Service recognized under Section 3.2 and the denominator of which is the number of years of Continuous Service for vesting as specified in the Participant’s Participation Certificate.  Distributions upon termination of the Plan will be made at such time as permitted under Code Section 409A and the regulations promulgated thereunder.

ARTICLE 8 -  PLAN ADMINISTRATION

Section  8.1

Plan Administrator Duties.  The Compensation Committee shall administer this Plan according to its express terms and shall also have the discretion and authority to (a) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (b) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan to the extent the exercise of such discretion and authority does not conflict with Section 409A of the Code and regulations thereunder.

Section  8.2

Agents.  In the administration of this Plan, the Compensation Committee may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

Section  8.3

Binding Effect of Decisions.  The decision or action of the Compensation Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

ARTICLE 9 -  MISCELLANEOUS

Section  9.1

Nonguarantee of Employment.  Nothing contained in this Plan shall be construed as a contract of employment between the Company and any employee, as a right of any employee to be continued in the employment of the Company in any other capacity, or as a limitation of the right of the Company to discharge any of its employees, with or without cause.

Section  9.2

Action by the Compensation Committee.  Any action by the Compensation Committee under this Plan may be by resolution or by any officer or officers of the Company duly authorized by resolution of said Committee to act with respect to the Plan.

Section  9.3

Agreement Binding on Successors.  This agreement shall be binding upon all persons entitled to benefits hereunder, and upon their respective heirs and legal representatives and upon the Company, its successors, and assigns.

Section  9.4

Construction.  Except when otherwise indicated by the context, any masculine terminology herein shall also include feminine, and the definition of any term herein in singular shall also include the plural.

Section  9.5

Titles.  Article and section titles are included for reference purposes only and in the event of a conflict between a title and its respective text the text shall control.

Section  9.6

Governing Law.  This Plan shall, to the extent not superseded by the Employee Retirement Income Security Act of 1974, be governed by the internal laws of the State of Wisconsin without application of the principles of conflicts of law.

In Witness Whereof, this instrument has been executed as of the 12th day of June, 2008 by the officer set forth below, who has been duly elected and authorized to act on behalf of the Company.

WAUSAU PAPER CORP.

By:  STUART R. CARLSON

Stuart R. Carlson

Executive Vice President, Administration